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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1999


                              NEXTEL PARTNERS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                      333-78459                  91-1930918
(STATE OR OTHER JURISDICTION         (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)


                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033
                                 (425) 828-1713

   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



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ITEM 5.      OTHER EVENTS.

         Nextel Partners Operating Corp., a Delaware corporation ("NPOC") and wholly owned subsidiary of Nextel Partners, Inc. ("Nextel Partners"), is engaged in the construction and operation of a digital wireless communications network (the "Network") utilizing (i) specialized mobile radio licenses presently owned by an indirect, wholly-owned subsidiary of Nextel Communications, Inc. ("Nextel"), (ii) the Nextel brand name, (iii) Nextel's national switching infrastructure and (iv) the "integrated Dispatch Enhanced Network," or iDEN, technology developed by Motorola, Inc., a Delaware corporation ("Motorola"). To enhance its ability to provide customers with greater geographic coverage, Nextel entered into a contractual joint venture with Nextel Partners and its wholly owned subsidiaries, including NPOC (the "Joint Venture Agreement"). Pursuant to the Joint Venture Agreement, Nextel Partners and NPOC have elected to expand and market Nextel's iDEN wireless telecommunications services in several additional territories (the "Expansion Territory").

         On September 9, 1999, NPOC entered into an Expansion Territory Asset Transfer and Reimbursement Agreement (the "Transfer Agreement") with Nextel WIP Corp., a Delaware corporation ("NWIP"). Pursuant to the Transfer Agreement, NWIP transferred to NPOC, and NPOC acquired, certain assets, properties, rights and interests to be used in connection with the construction and operation of NPOC's iDEN-based wireless communications system in the Expansion Territory for aggregate consideration of $10,593,033. A copy of the Transfer Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

         In order to finance a portion of the capital expenditures associated with the original build-out of the Network and the ongoing working capital and general corporate needs of Nextel Partners and NPOC, Nextel Partners and NPOC entered into a Credit Agreement (the "Credit Agreement") with DLJ Capital Funding, Inc., as the syndication agent ("DLJ Capital") for the Lenders (as defined below), the Bank of New York, as the documentation agent for the Lenders, and Donaldson, Lufkin & Jenrette Securities Corporation, as lead arranger and sole book running manager ("DLJ") dated as of January 29, 1999 pursuant to which various financial institutions (the "Original Lenders") provided to NPOC the following:

         -   Term loans in an original principal amount of $175,000,000;
         - A revolving loan commitment, in a maximum aggregate principal amount of $100,000,000; and
         - A letter of credit commitment providing for the issuance of letters of credit in an amount not to exceed $10,000,000.

         To accomplish the build-out and operation of the Network in the Expansion Territory, Nextel Partners and NPOC entered into the following capital-raising activities:

         - Nextel Partners issued shares of its Series C Preferred Stock to NWIP having an aggregate implied value of approximately $8,800,000 in exchange for the contribution by NWIP to Nextel WIP Expansion Corp. of certain licenses and an extension of an operating agreement governing the build-out of the Network in the Expansion Territory (the "Additional Nextel Contribution");
         - Nextel Partners issued shares of its Series A Preferred Stock to Motorola in exchange for the provision by Motorola to Nextel Partners of credit in the amount of $3,600,000 which can be used against the future purchase price of Motorola's infrastructure equipment to be used in connection with the build-out of the Network (the "Additional Motorola Contribution");
         - Nextel Partners received initial cash equity contributions of (i) approximately $4,300,000 from the issuance of its Series C Preferred Stock to NWIP and (ii) approximately $12,400,000 from the issuance of its Series A Preferred Stock to certain additional investors, together with





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             irrevocable binding commitments from NWIP and the additional investors to make certain subsequent cash equity contributions (the "Additional Investors Contribution"); and
         - All cash and non-cash proceeds received by Nextel Partners from the Additional Nextel Contribution, the Additional Motorola Contribution and the Additional Investors Contribution was contributed by Nextel Partners to NPOC as an equity contribution.

In addition to the capital-raising activities described above, on September 9, 1999, Nextel Partners and NPOC entered into an Amended and Restated Credit Agreement (the "Amended and Restated Credit Agreement") among NPOC, various financial institutions as lenders, DLJ Capital, the Bank of New York as documentation agent for the lenders, the Bank of Montreal as the administrative agent for the lenders and DLJ as lead arranger and sale book running manager, pursuant to which the parties agreed to amend and restate in its entirety the Credit Agreement to, among other things, obtain from certain of the Lenders an additional term loan commitment in the maximum aggregate principal amount of $150,000,000. NPOC is exposed to changes in interest rates under the term loan facility. For every 1/8% change in the underlying interest rate associated with the term loan, annual interest expense changes by approximately $187,500. Borrowings under the Amended and Restated Credit Agreement are secured by a first priority pledge of all assets of Nextel Partners and its subsidiaries and a pledge of their capital stock. The Amended and Restated Credit Agreement contains customary financial and other covenants for the wireless industry. In addition, the Amended and Restated Credit Agreement contains covenants requiring Nextel Partners and NPOC to maintain certain defined financial ratios and meet operational targets including service revenues, subscriber units and network coverage. A copy of the Amended and Restated Credit Agreement is attached hereto as Exhibit 10.2 and incorporated by reference herein.

         THE FOREGOING SUMMARIES OF THE TRANSFER AGREEMENT AND THE AMENDED AND RESTATED CREDIT AGREEMENT ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FULL AGREEMENTS WHICH ARE ATTACHED HERETO AS EXHIBITS.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS.

         10.1 Expansion Territory Asset Transfer and Reimbursement Agreement between Nextel WIP Corp. and Nextel Partners Operating Corp. dated as of September 9, 1999.

         10.2     Amended and Restated Credit Agreement, dated as of
                  September 9, 1999 (amending and restating the Credit Agreement, dated as of January 29, 1999) among Nextel Partners Operating Corp., as the Borrower, Various Financial Institutions, as the Lenders, DLJ Capital Funding, Inc., as the Syndication Agent for the Lenders, and Bank of Montreal, as the Administrative Agent for the Lenders.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEXTEL PARTNERS, INC.

Date:  September 24, 1999             By: /s/ John D. Thompson
                                         --------------------------------------
                                         John D. Thompson
                                         Chief Financial Officer and Treasurer










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                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

10.1 Expansion Territory Asset Transfer and Reimbursement Agreement between Nextel WIP Corp. and Nextel Partners Operating Corp. dated as of September 9, 1999.

10.2 Amended and Restated Credit Agreement, dated as of September 9, 1999 (amending and restating the Credit Agreement, dated as of January 29, 1999) among Nextel Partners Operating Corp., as the Borrower, Various Financial Institutions, as the Lenders, DLJ Capital Funding, Inc., as the Syndication Agent for the Lenders, and Bank of Montreal, as the Administrative Agent for the Lenders.